Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P.
Announces First Quarter 2018 Results

HOUSTON, May 9, 2018 - Natural Resource Partners L.P. (NYSE:NRP) today reported first quarter of 2018 results as follows:

	Three Months Ended March 31,		Increase (Decrease)	Percentage Change
(In thousands, except per unit data)	2018	2017
Net income from continuing operations	$26,088	$6,111	$19,977	327%
Net income	26,074	5,904	20,170	342%
Net income attributable to common unitholders and general partner	18,574	3,404	15,170	446%
Basic net income per common unit	1.49	0.28	1.21	432%
Diluted net income per common unit	1.15	0.28	0.87	311%
Adjusted EBITDA (1)	54,886	51,285	3,601	7%
Net cash provided by operating activities of continuing operations	20,211	20,489	(278)	(1)%
Net cash used in investing activities of continuing operations	(173)	(2,068)	1,895	92%
Net cash provided by (used in) financing activities of continuing operations	(28,713)	54,153	(82,866)	(153)%
Distributable Cash Flow (1)	20,845	18,547	2,298	12%
Free Cash Flow (1)	19,302	18,712	590	3%

Craig Nunez, President and Chief Operating Officer, commented: "We delivered solid operating performance and continued to generate significant amounts of cash during the first quarter. As our leverage profile continues to improve, we remain focused on maximizing cash generation, strengthening our balance sheet and increasing our liquidity."

At the end of the first quarter of 2018, NRP had liquidity of $76.2 million, consisting of $21.2 million in cash and $55.0 million of borrowing capacity available under its credit facility. NRP's consolidated Debt-to-Adjusted EBITDA ratio at March 31, 2018 was 3.5x.

NRP continues to focus on reducing its debt while maintaining sufficient liquidity to operate its business. NRP's goal is to achieve a leverage ratio, defined as Debt-to-Adjusted EBITDA, of less than 3.0x, while maintaining minimum liquidity of $100 million, which may consist of a combination of cash and/or available borrowing capacity.

With respect to the first quarter of 2018, NRP declared a cash distribution of $0.45 per common unit and a distribution of $7.5 million in cash on NRP’s preferred units. NRP's distribution coverage ratio over the last twelve months was 6.0x before taking into account the $30 million annual distribution on NRP's preferred units, and 4.6x after taking into account the preferred unit distribution.

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Segment Information

Coal Royalty and Other

	Three Months Ended March 31,		Increase (Decrease)	Percentage Change
(In thousands)	2018	2017
Net income	$40,728	$35,094	$5,634	16%
Adjusted EBITDA (1)	46,070	43,845	2,225	5%
Net cash provided by operating activities of continuing operations	38,793	37,932	861	2%
Net cash provided by investing activities of continuing operations	1,143	6	1,137	18,950%
Net cash provided by financing activities of continuing operations	—	16	(16)	(100)%
Distributable Cash Flow (1)	39,936	37,937	1,999	5%
Free Cash Flow (1)	39,280	38,346	934	2%

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Net income from the Coal Royalty and Other segment increased primarily due to lower depletion expense as a result of lower production and prior year asset impairment. Overall coal related revenues were essentially flat, as the impact of lower production was offset by higher coal prices. Distributable cash flow increased during the period primarily as a result of increased cash flow from our natural gas royalty properties.

Soda Ash

	Three Months Ended March 31,		Increase (Decrease)	Percentage Change
(In thousands)	2018	2017
Net income	$9,621	$10,294	$(673)	(7)%
Adjusted EBITDA (1)	12,250	12,250	—	—%
Net cash provided by operating activities of continuing operations	10,153	12,250	(2,097)	(17)%
Net cash provided by investing activities of continuing operations	2,097	—	2,097	100%
Distributable Cash Flow (1)	12,250	12,250	—	—%
Free Cash Flow (1)	12,250	12,250	—	—%

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Net income from the Soda Ash segment decreased primarily as a result of lower international sales and higher selling, general and administrative costs.

Construction Aggregates

	Three Months Ended March 31,		Increase (Decrease)	Percentage Change
(In thousands)	2018	2017
Net loss	$(1,975)	$(1,539)	$(436)	(28)%
Adjusted EBITDA (1)	902	2,375	(1,473)	(62)%
Net cash provided by operating activities of continuing operations	2,797	4,046	(1,249)	(31)%
Net cash used in investing activities of continuing operations	(3,413)	(2,074)	(1,339)	(65)%
Net cash used in financing activities of continuing operations	(49)	(96)	47	49%
Distributable Cash Flow (1)	191	2,099	(1,908)	(91)%
Free Cash Flow (1)	(696)	1,855	(2,551)	(138)%

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Net loss from the Construction Aggregates segment increased primarily due to unfavorable weather and higher repair and maintenance and fuel costs. Distributable cash flow decreased as a result of these factors as well as increased capital expenditures.

Corporate and Finance

	Three Months Ended March 31,		Increase (Decrease)	Percentage Change
(In thousands)	2018	2017
Net loss	$(22,286)	$(37,738)	$15,452	41%
Adjusted EBITDA (1)	(4,336)	(7,185)	2,849	40%
Net cash used in operating activities of continuing operations	(31,532)	(33,739)	2,207	7%
Net cash provided by (used in) financing activities of continuing operations	(28,664)	54,233	(82,897)	(153)%
Distributable Cash Flow (1)	(31,532)	(33,739)	2,207	7%
Free Cash Flow (1)	(31,532)	(33,739)	2,207	7%

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

Net loss from corporate and financing activities decreased primarily due to prior year debt modification expense and performance based awards related to the completion of our recapitalization transactions in March 2017. In addition, interest expense decreased as a result of debt reduction. Distributable cash flow increased primarily as a result of prior year payment of performance based awards related to the completion of our recapitalization transactions and lower G&A costs, partially offset by the timing of interest payments on NRP's 2022 Senior Notes.

Conference Call

A conference call will be held today at 10:00 a.m. ET. To join the conference call, dial (844) 379-6938 and provide the conference code 55454888. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com. Audio replays of the conference call will be available for approximately one week. To access the replay, dial (855) 859-2056 and provide the conference code 55454888 or visit the Investor Relations section of NRP’s website.

Company Profile

Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns interests in coal, aggregates and industrial minerals across the United States.  A large percentage of NRP's revenues are generated from royalties and other passive income.  In addition, NRP owns a construction aggregates company and an equity investment in Ciner Wyoming, a trona/soda ash operation.

For additional information, please contact Kathy H. Roberts at 713-751-7555 or kroberts@nrplp.com. Further information about NRP is available on the partnership’s website at http://www.nrplp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership. These risks include, but are not limited to, commodity prices; decreases in demand for coal, aggregates and industrial minerals, including trona/soda ash; changes in operating conditions and costs; production cuts by our lessees; unanticipated geologic problems; our liquidity, leverage and access to capital and financing sources; changes in the legislative or regulatory environment, litigation risk, and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

“Distributable Cash Flow” is a non-GAAP financial measure that we define as net cash provided by operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings, proceeds from sales of assets, including those included in discontinued operations, and return of long-term contract receivables (including affiliate); less maintenance capital expenditures and distributions to non-controlling interest. DCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. DCF may not be calculated the same for us as for other companies. In addition, DCF presented below is not calculated or presented on the same basis as Distributable Cash Flow as defined in our partnership agreement, which is used as a metric to determine whether we are able to increase quarterly distributions to our common unitholders. DCF is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.

“Free Cash Flow” is a non-GAAP financial measure that we define as net cash provided by operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings and return of long-term contract receivables (including affiliate); less maintenance and expansion capital expenditures, cash flow used in mitigation payments and acquisition costs classified as financing activities and distributions to non-controlling interest. FCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. FCF may not be calculated the same for us as for other companies. FCF is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the Partnership's ability to make cash distributions to our common and preferred unitholders and our general partner and repay debt.

"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment; plus total distributions from unconsolidated investment, interest expense, net, debt modification expense, loss on extinguishment of debt, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement or Consolidated EBITDDA as defined in Opco's debt agreements. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.

“Adjusted Net Income” is a non-GAAP financial measure that we define as Net income attributable to common unitholders and general partner plus restructuring transaction expenses that include debt modification expense, loss on extinguishment of debt and restructuring-related incentive compensation expense, asset impairments and income (loss) from discontinued operations; less gain on sale of assets. Adjusted net income should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing and financial activities, or other income or cash flow statement data prepared in accordance with GAAP. Our management team believes Adjusted net income is useful in evaluating our financial performance because restructuring transaction expenses are one time charges, gains on asset sales are not related to the operations of our business and asset impairments are non-cash charges. Excluding these from net income allows us to better compare results from ongoing operations period-over-period.

-Financial Tables, Reconciliation of Non-GAAP Measures and Recap of Metrics Follow-

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Comprehensive Income
(Unaudited)

	Three Months Ended
	March 31,		December 31,
(In thousands, except per unit data)	2018	2017	2017
Revenues and other income:
Coal royalty and other	$45,973	$34,994	$47,130
Coal royalty and other—affiliates	237	11,505	223
Transportation and processing services	5,383	—	4,793
Transportation and processing services—affiliates	—	4,639	—
Construction aggregates	26,424	25,483	30,571
Road construction and asphalt paving services	728	1,738	5,324
Equity in earnings of Ciner Wyoming	9,621	10,294	12,781
Gain on asset sales, net	660	44	280
Total revenues and other income	$89,026	$88,697	$101,102

Operating expenses:
Operating and maintenance expenses	$29,968	$29,628	$33,893
Operating and maintenance expenses—affiliates, net	2,465	2,555	2,606
Depreciation, depletion and amortization	7,957	9,724	8,790
Amortization expense—affiliate	—	768	—
General and administrative	3,405	6,078	2,756
General and administrative—affiliates	931	1,124	1,806
Asset impairments	242	1,778	1,253
Total operating expenses	$44,968	$51,655	$51,104

Income from operations	$44,058	$37,042	$49,998

Other income (expense)
Interest expense	$(18,006)	$(23,141)	$(19,304)
Debt modification expense	—	(7,807)	—
Interest income	36	17	47
Other expense, net	$(17,970)	$(30,931)	$(19,257)

Net income from continuing operations	$26,088	$6,111	$30,741
Loss from discontinued operations	(14)	(207)	(34)
Net income	$26,074	$5,904	$30,707
Less: income attributable to preferred unitholders	(7,500)	(2,500)	(7,765)
Net income attributable to common unitholders and general partner	$18,574	$3,404	$22,942

Net income attributable to common unitholders	18,203	3,404	22,483
Net income attributable to the general partner	371	—	459

Income from continuing operations per common unit
Basic	$1.49	$0.30	$1.84
Diluted	$1.16	$0.30	$1.26

Net income per common unit
Basic	$1.49	$0.28	$1.84
Diluted	$1.15	$0.28	$1.26

Net income	$26,074	$5,904	$30,707
Add: comprehensive loss from unconsolidated investment and other	(1,125)	(1,132)	(234)
Comprehensive income	$24,949	$4,772	$30,473

Natural Resource Partners L.P.
Financial Tables

Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended
	March 31,		December 31,
(In thousands)	2018	2017	2017
Cash flows from operating activities:
Net income	$26,074	$5,904	$30,707
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	7,957	9,724	8,790
Amortization expense—affiliates	—	768	—
Distributions from unconsolidated investment	10,153	12,250	12,250
Equity earnings from unconsolidated investment	(9,621)	(10,294)	(12,781)
Gain on asset sales, net	(660)	(44)	(280)
Debt modification expense	—	7,807	—
Loss from discontinued operations	14	207	34
Asset impairments	242	1,778	1,253
Unit-based compensation expense	792	257	106
Amortization of debt issuance costs and other	771	973	2,490
Other, net—affiliates	(190)	135	1,119
Change in operating assets and liabilities:
Accounts receivable	(5,189)	(1,267)	698
Accounts receivable—affiliates	67	(196)	1,144
Accounts payable	(845)	986	631
Accounts payable—affiliates	1,531	256	(107)
Accrued liabilities	(5,169)	(7,948)	(1,363)
Accrued liabilities—affiliates	(515)	—	515
Accrued interest	(9,777)	(271)	5,217
Deferred revenue	2,346	1,077	(5,786)
Deferred revenue—affiliates	—	(2,897)	—
Other items, net	2,230	1,284	1,807
Net cash provided by operating activities of continuing operations	$20,211	$20,489	$46,444
Net cash used in operating activities of discontinued operations	(412)	(284)	(92)
Net cash provided by operating activities	$19,799	$20,205	$46,352

Cash flows from investing activities:
Distributions from unconsolidated investment in excess of cumulative earnings	$2,097	$—	$—
Proceeds from sale of assets	687	(387)	563
Return of long-term contract receivables	487	—	399
Return of long-term contract receivables—affiliate	—	414	—
Acquisition of plant and equipment and other	(3,444)	(2,095)	(1,065)
Net cash used in investing activities of continuing operations	$(173)	$(2,068)	$(103)
Net cash provided by investing activities of discontinued operations	—	29	—
Net cash used in investing activities	$(173)	$(2,039)	$(103)

Consolidated Statements of Cash Flows—Continued
(Unaudited)

	Three Months Ended
	March 31,		December 31,
(In thousands)	2018	2017	2017
Cash flows from financing activities:
Proceeds from issuance of preferred units and warrants, net	$—	$242,100	$—
Proceeds from issuance of 2022 Senior Notes, net	—	103,688	—
Proceeds from loans	35,000	—	8,000
Repayments of loans	(40,800)	(251,010)	(136,027)
Redemption of preferred units paid in kind	(8,844)	—	—
Distributions to common unitholders and general partner	(5,617)	(5,615)	(5,617)
Distributions to preferred unitholders	(7,765)	—	(3,825)
Contributions to discontinued operations	(412)	(255)	(92)
Debt issue costs and other	(275)	(34,755)	(197)
Net cash provided by (used in) financing activities of continuing operations	$(28,713)	$54,153	$(137,758)
Net cash provided by financing activities of discontinued operations	412	255	92
Net cash provided by (used in) financing activities	$(28,301)	$54,408	$(137,666)

Net increase (decrease) in cash and cash equivalents	$(8,675)	$72,574	$(91,417)
Cash and cash equivalents at beginning of period	29,827	40,371	121,244
Cash and cash equivalents at end of period	$21,152	$112,945	$29,827

Supplemental cash flow information:
Cash paid during the period for interest from continuing operations	$26,023	$19,851	$10,993
Non-cash investing and financing activities:
Issuance of 2022 Senior Notes in exchange for 2018 Senior Notes	$—	$240,638	$—
Plant, equipment and mineral rights funded with accounts payable or accrued liabilities	$24	$—	$294

Natural Resource Partners L.P.
Financial Tables

Consolidated Balance Sheets
	March 31,	December 31,
(In thousands, except unit data)	2018	2017
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$21,152	$29,827
Accounts receivable, net	55,651	47,026
Accounts receivable—affiliates	94	161
Inventory	8,071	7,553
Prepaid expenses and other	3,088	5,838
Current assets of discontinued operations	991	991
Total current assets	$89,047	$91,396
Land	24,809	25,247
Plant and equipment, net	47,237	46,170
Mineral rights, net	878,845	883,885
Intangible assets, net	48,769	49,554
Equity in unconsolidated investment	241,679	245,433
Long-term contracts receivable	40,331	40,776
Other assets	6,489	6,547
Other assets—affiliate	—	156
Total assets	$1,377,206	$1,389,164
LIABILITIES AND CAPITAL
Current liabilities:
Accounts payable	$5,911	$6,957
Accounts payable—affiliates	2,093	562
Accrued liabilities	11,409	16,890
Accrued liabilities—affiliates	—	515
Accrued interest	5,706	15,484
Current portion of deferred revenue	1,554	—
Current portion of long-term debt, net	79,723	79,740
Current liabilities of discontinued operations	3	401
Total current liabilities	$106,399	$120,549
Deferred revenue	14,622	100,605
Long-term debt, net	724,854	729,608
Other non-current liabilities	2,492	2,808
Other non-current liabilities—affiliate	—	346
Total liabilities	$848,367	$953,916
Commitments and contingencies
Class A Convertible Preferred Units (250,000 and 258,844 units issued and outstanding at March 31, 2018 and December 31, 2017, respectively, at $1,000 par value per unit; liquidation preference of $1,500 per unit)	$164,587	$173,431
Partners’ capital:
Common unitholders’ interest (12,245,920 and 12,232,006 units issued and outstanding at March 31, 2018 and December 31, 2017, respectively)	$301,344	$199,851
General partner’s interest	3,924	1,857
Warrant holders interest	66,816	66,816
Accumulated other comprehensive loss	(4,438)	(3,313)
Total partners’ capital	$367,646	$265,211
Non-controlling interest	(3,394)	(3,394)
Total capital	364,252	261,817
Total liabilities and capital	$1,377,206	$1,389,164

Natural Resource Partners L.P.
Financial Tables

Consolidated Statement of Partners' Capital
(Unaudited)
	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2017	12,232	$199,851	$1,857	$66,816	$(3,313)	$265,211	$(3,394)	$261,817
Cumulative effect of adoption of accounting standard	—	88,448	1,805	—	—	90,253	—	90,253
Net income	—	25,553	521	—	—	26,074	—	26,074
Distributions to common unitholders and general partner	—	(5,505)	(112)	—	—	(5,617)	—	(5,617)
Distributions to preferred unitholders	—	(7,610)	(155)	—	—	(7,765)	—	(7,765)
Issuance of unit-based awards	14	410	—	—	—	410	—	410
Unit-based awards amortization and vesting	—	197	—	—	—	197	—	197
Comprehensive loss from unconsolidated investment and other	—	—	8	—	(1,125)	(1,117)	—	(1,117)
Balance at March 31, 2018	12,246	$301,344	$3,924	$66,816	$(4,438)	$367,646	$(3,394)	$364,252

Natural Resource Partners L.P.
Financial Tables (Unaudited)

The table below presents NRP's unaudited business results by segment for three months ended March 31, 2018 and 2017:

	Operating Business Segments
	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended March 31, 2018
Revenues and other income	$51,593	$9,621	$27,152	$—	$88,366
Gains on asset sales	651	—	9	—	660
Total revenues and other income	$52,244	$9,621	$27,161	$—	$89,026
Asset impairments	$242	$—	$—	$—	$242
Net income (loss) from continuing operations	$40,728	$9,621	$(1,975)	$(22,286)	$26,088

Three Months Ended March 31, 2017
Revenues and other income	$51,138	$10,294	$27,221	$—	$88,653
Gains on asset sales	29	—	15	—	44
Total revenues and other income	$51,167	$10,294	$27,236	$—	$88,697
Asset impairments	$1,778	$—	$—	$—	$1,778
Net income (loss) from continuing operations	$35,094	$10,294	$(1,539)	$(37,738)	$6,111

Three Months Ended December 31, 2017
Revenues and other income	$52,146	$12,781	$35,895	$—	$100,822
Gains on asset sales	178	—	102	—	280
Total revenues and other income	$52,324	$12,781	$35,997	$—	$101,102
Asset impairments	$1,189	$—	$64	$—	$1,253
Net income (loss) from continuing operations	$39,729	$12,781	$1,989	$(23,758)	$30,741
Adjusted EBITDA (1)	$46,679	$12,250	$5,143	$(4,696)	$59,376
Net cash provided by (used in) operating activities of continuing operations	$45,550	$12,250	$4,010	$(15,366)	$46,444
Net cash provided by (used in) investing activities of continuing operations	$591	$—	$(694)	$—	$(103)
Net cash provided by financing activities of continuing operations	$—	$—	$(197)	$(137,561)	$(137,758)

Natural Resource Partners L.P.
Financial Tables (Unaudited)

Operating Statistics - Coal Royalty and Other

	Three Months Ended
	March 31,		December 31,
($ in thousands, except tons and per ton amounts)	2018	2017	2017
Coal production (tons)
Appalachia
Northern	225	1,206	464
Central	3,545	3,699	3,542
Southern	546	562	535
Total Appalachia	4,316	5,467	4,541
Illinois Basin	743	2,017	828
Northern Powder River Basin	1,233	950	1,678
Total coal production	6,292	8,434	7,047

Coal royalty revenue per ton
Appalachia
Northern	$4.73	$0.50	$2.14
Central	$5.71	$5.46	$5.21
Southern	$7.16	$6.46	$5.90
Illinois Basin	$4.14	$3.30	$4.75
Northern Powder River Basin	$2.24	$2.63	$2.27
Combined average coal royalty revenue per ton	$4.93	$3.98	$4.31

Coal royalty revenues
Appalachia
Northern	$1,066	$607	$992
Central	20,232	20,184	18,462
Southern	3,914	3,632	3,157
Total Appalachia	$25,212	$24,423	$22,611
Illinois Basin	3,075	6,646	3,934
Northern Powder River Basin	2,765	2,498	3,815
Unadjusted coal royalty revenue	$31,052	$33,567	$30,360
Coal royalty adjustment for minimum leases	(2,361)	—	—
Total coal royalty revenue	$28,691	$33,567	$30,360
Other revenues
Production lease minimum revenue	$425	$5,196	$8,266
Minimum lease straight line revenue	6,760	—	—
Property tax revenue	1,182	2,698	813
Wheelage	1,974	1,267	1,224
Coal overriding royalty revenue	2,872	824	4,067
Aggregates royalty revenue	1,091	1,244	728
Oil and gas royalty revenues	2,898	1,491	1,693
Other	317	212	202
Total other revenues	$17,519	$12,932	$16,993
Coal royalty and other income	46,210	46,499	47,353
Transportation and processing services fees	5,383	4,639	4,793
Gain on coal royalty and other segment asset sales	651	29	178
Total coal royalty and other segment revenues and other income	$52,244	$51,167	$52,324

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended March 31, 2018
Net cash provided by (used in) operating activities of continuing operations	$38,793	$10,153	$2,797	$(31,532)	$20,211
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,097	—	—	2,097
Add: proceeds from the sale of assets	656	—	31	—	687
Add: return of long-term contract receivables	487	—	—	—	487
Less: maintenance capital expenditures	—	—	(2,637)	—	(2,637)
Distributable cash flow	$39,936	$12,250	$191	$(31,532)	$20,845
Less: proceeds from the sale of assets	656	—	31	—	687
Less: expansion capital expenditures	—	—	807	—	807
Less: mitigation payments and acquisition costs classified as financing activities	—	—	49	—	49
Free cash flow	$39,280	$12,250	$(696)	$(31,532)	$19,302

Three Months Ended March 31, 2017
Net cash provided by (used in) operating activities of continuing operations	$37,932	$12,250	$4,046	$(33,739)	$20,489
Add: Proceeds from the sale of assets	(409)	—	22	—	(387)
Add: return of long-term contract receivables—affiliate	414	—	—	—	414
Less: maintenance capital expenditures	—	—	(1,969)	—	(1,969)
Distributable cash flow	$37,937	$12,250	$2,099	$(33,739)	$18,547
Less: proceeds from the sale of assets	(409)	—	22	—	(387)
Less: expansion capital expenditures	—	—	126	—	126
Less: mitigation payments and acquisition costs classified as financing activities	—	—	96	—	96
Free cash flow	$38,346	$12,250	$1,855	$(33,739)	$18,712

Three Months Ended December 31, 2017
Net cash provided by (used in) operating activities of continuing operations	$45,550	$12,250	$4,010	$(15,366)	$46,444
Add: proceeds from sale of assets	192	—	371	—	563
Add: return of long-term contract receivable	399	—	—	—	399
Less: maintenance capital expenditures	—	—	(1,025)	—	(1,025)
Distributable cash flow	$46,141	$12,250	$3,356	$(15,366)	$46,381
Less: proceeds from the sale of assets	192	—	371	—	563
Less: expansion capital expenditures	—	—	39	—	39
Less: mitigation payments and acquisition costs classified as financing activities	—	—	197	—	197
Free cash flow	$45,949	$12,250	$2,749	$(15,366)	$45,582

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted EBITDA
(Unaudited)

	Coal Royalty and Other		Construction Aggregates	Corporate and Financing
(In thousands)		Soda Ash			Total
Three Months Ended March 31, 2018
Net income (loss) from continuing operations	40,728	$9,621	$(1,975)	$(22,286)	$26,088
Less: equity earnings from unconsolidated investment	—	(9,621)	—	—	(9,621)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	20	17,950	17,970
Add: depreciation, depletion and amortization	5,100	—	2,857	—	7,957
Add: asset impairments	242	—	—	—	242
Adjusted EBITDA	$46,070	$12,250	$902	$(4,336)	$54,886

Three Months Ended March 31, 2017
Net income (loss) from continuing operations	$35,094	$10,294	$(1,539)	$(37,738)	$6,111
Less: equity earnings from unconsolidated investment	—	(10,294)	—	—	(10,294)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	395	22,746	23,141
Add: debt modification expense	—	—	—	7,807	7,807
Add: depreciation, depletion and amortization	6,973	—	3,519	—	10,492
Add: asset impairments	1,778	—	—	—	1,778
Adjusted EBITDA	$43,845	$12,250	$2,375	$(7,185)	$51,285

Three Months Ended December 31, 2017
Net income (loss) from continuing operations	$39,729	$12,781	$1,989	$(23,758)	$30,741
Less: equity earnings from unconsolidated investment	—	(12,781)	—	—	(12,781)
Add: total distributions from unconsolidated investment	—	12,250	—	—	12,250
Add: interest expense, net	—	—	61	19,062	19,123
Add: depreciation, depletion and amortization	5,761	—	3,029	—	8,790
Add: asset impairments	1,189	—	64	—	1,253
Adjusted EBITDA	$46,679	$12,250	$5,143	$(4,696)	$59,376

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures

Adjusted Net Income
(Unaudited)

	Three Months Ended
	March 31,		December 31,
(In thousands)	2018	2017	2017
Net income	$26,074	$5,904	$30,707
Less: income attributable to preferred unitholders	(7,500)	(2,500)	(7,765)
Net income attributable to common unitholders and general partner	$18,574	$3,404	$22,942
Add: asset impairments	242	1,778	1,253
Add: loss from discontinued operations	14	207	34
Add: loss on extinguishment of debt	—	7,807	—
Add: restructuring-related incentive compensation expense	—	3,847	—
Less: gain on asset sales	(660)	(44)	(280)
Adjusted net income	$18,170	$16,999	$23,949

Last Twelve Months Distributable Cash Flow and Free Cash Flow
(Unaudited)

	Three Months Ended
(In thousands)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	Last 12 Months
Net cash provided by operating activities of continuing operations	$35,105	$25,800	$46,444	$20,211	$127,560
Add: distributions from unconsolidated investment in excess of cumulative earnings	2,388	3,258	—	2,097	7,743
Add: proceeds from the sale of assets	1,655	151	563	687	3,056
Add: return on long-term contract receivables (including affiliate)	1,597	600	399	487	3,083
Less: maintenance capital expenditures	(2,415)	(926)	(1,025)	(2,637)	(7,003)
Distributable cash flow	$38,330	$28,883	$46,381	$20,845	$134,439
Less: proceeds from the sale of assets	1,655	151	563	687	3,056
Less: expansion capital expenditures	489	311	39	807	1,646
Less: mitigation payments and acquisition costs classified as financing activities	1,000	—	197	49	1,246
Free cash flow	$35,186	$28,421	$45,582	$19,302	$128,491

Distribution Coverage Ratio (1)					6.0	x

(1)	Distribution Coverage Ratio is calculated as last twelve months' DCF divided by annual common unit distributions times number of common units and general partner units outstanding.

Last Twelve Months Adjusted EBITDA
(Unaudited)

	Three Months Ended
(In thousands)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	Last 12 Months
Net income from continuing operations	$25,857	$26,499	$30,741	$26,088	$109,185
Less: equity earnings from unconsolidated investment	(8,389)	(8,993)	(12,781)	(9,621)	(39,784)
Add: total distributions from unconsolidated investment	12,250	12,250	12,250	12,250	49,000
Add: interest expense	20,377	20,080	19,123	17,970	77,550
Add: debt modification expense	132	—	—	—	132
Add: loss on extinguishment of debt	4,107	—	—	—	4,107
Add: depreciation, depletion and amortization	8,405	8,306	8,790	7,957	33,458
Add: asset impairments	—	—	1,253	242	1,495
Adjusted EBITDA	$62,739	$58,142	$59,376	$54,886	$235,143

Debt—at March 31, 2018					$822,044
Leverage Ratio (1)					3.50	x

(1)	Leverage Ratio is calculated as last twelve months' Adjusted EBITDA divided by the outstanding principal value of our debt as of March 31, 2018.

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